UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 3, 2018

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2018, Main Street Capital Corporation (“Main Street”) announced that its board of directors (“Board”) approved an executive succession plan (the “Plan”) for Main Street.  Pursuant to the Plan, Vincent D. Foster, co-founder of Main Street, and who has served as its Chairman and Chief Executive Officer (“CEO”) since its 2007 initial public offering, will transition the role and responsibility of CEO to Dwayne L. Hyzak, with this transition presently planned to occur in the fourth quarter of 2018.  After which, Mr. Foster will continue to serve as Main Street’s Executive Chairman, and in this capacity he will work closely with Mr. Hyzak as CEO.

On January 3, 2018, the Board also increased the size of the Board from nine to ten directors and elected Mr. Hyzak as a director to fill the vacancy created by the increase to serve the remainder of the current term.

Mr. Hyzak has served as Main Street’s Chief Operating Officer since 2014 and President since 2015.  He also serves as a member of Main Street’s investment committee and executive committee.  Reference is also made to the biographical information with respect to Mr. Hyzak set forth under the heading “Executive Officers” in the 2017 Main Street proxy statement, which description is incorporated herein by reference.

As an employee of Main Street, Mr. Hyzak will not receive compensation for his services as a member of the Board.  There are no current or proposed transactions between Main Street and Mr. Hyzak or his immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 8.01              Other Events.

On January 3, 2018, Main Street issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated January 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: January 3, 2018	By:	/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel